SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                           The Securities Exchange Act

                                 March 15, 2000
                           (Date of Earliest Reported)


                          MILLENIUM HOLDING GROUP, INC.
                   (Formally known as Amex System Corporation)
                   -------------------------------------------
                         (Name of Small Business Issuer)


   Nevada                          0-28413                     88-0109108
--------------                   ------------             ----------------------
  (State of                      (Commission                 (I.R.S. Employer
Incorporation)                   File Number)             Identification Number)


              3800 Old Cheney Road Suite 101-222, Lincoln, NE 68516
           ----------------------------------------------------------
           (Address of Principal Executive Offices Including Zip Code)


                 6030 Village Drive, Suite 200 Lincoln, NE 68516
                 -----------------------------------------------
                  (Former Address if Changed Since Last Report)


                                 (402) 434 5690
                        -------------------------------
                        (Registrant's Telephone Number)

ITEM 5. OTHER EVENTS

     The Registrant has received a new CUSIP number effective March 13, 2000. The new number is 60037R 20 0 and is a result of the forward split which was disclosed in an 8 K filed on March 4, 2000.



                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized.


                                          Millenium Holding Group, Inc.


March 15, 2000                            By: /s/ Richard L. Ham
                                          --------------------------------------
                                          Richard L. Ham, Director and President